REVENUESHARES ETF TRUST

REVENUESHARES SMALL CAP FUND

Supplement dated September 9, 2015 to the Summary Prospectus dated December 17, 2014

The following supplements the information about the RevenueShares Small Cap Fund’s (the “Fund’s”) investment adviser, VTL Associates, LLC (“VTL”), and sub-adviser, Index Management Solutions, LLC (“IMS”), included in the Summary Prospectus. IMS is a wholly owned subsidiary of VTL.

On September 9, 2015, OppenheimerFunds, Inc. announced that it signed a definitive agreement to acquire VTL (the “Transaction”). The Transaction is subject to certain regulatory approvals, as well as other conditions to closing. In connection with this announcement, the Fund’s Board of Trustees (the “Board”) will meet to consider a new investment advisory agreement between VTL and the Trust, on behalf of the Fund, as well as other matters related to the Transaction. The Fund’s Summary Prospectus will be further supplemented to announce the Board’s determinations.

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Please keep this supplement for future reference.